MUNIYIELD
                                                              CALIFORNIA
                                                              INSURED
                                                              FUND II, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              April 30, 2000

                                      MUNIYIELD CALIFORNIA INSURED FUND II, INC.

The Benefits and Risks of Leveraging

MuniYield California Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                      MuniYield California Insured Fund II, Inc., April 30, 2000

TO OUR SHAREHOLDERS

For the six months ended April 30, 2000, the Common Stock of MuniYield California Insured Fund II, Inc. earned $0.401 per share income dividends, which included earned and unpaid dividends of $0.067. This represents a net annualized yield of 6.04%, based on a month-end per share net asset value of $13.32. Over the same period, the total investment return on the Fund's Common Stock was +4.67%, based on a change in per share net asset value from $13.14 to $13.32, and assuming reinvestment of $0.403 per share income dividends.

For the six-month period ended April 30, 2000, the Fund's Auction Market Preferred Stock had an average yield of 3.66% for Series A, 3.19% for Series B and 3.48% for Series C.

The Municipal Market Environment

Since October 1999 through mid-January 2000, fixed-income bond yields rose steadily higher. US economic growth, in part intensified by Year 2000 preparations, grew at a 7.3% rate in the fourth quarter of 1999 and at a 4.2% annual rate for all of 1999. Initial estimates for the first quarter of 2000 were reported at 5.4%. However, despite these significant growth rates, no price measure indicator has shown any considerable signs of future price pressures at the consumer level, despite the lowest unemployment rates since January 1970. Given no signs of an economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in November 1999 and again in February and March 2000. In each instance, the Federal Reserve Board cited both the continued growth of US employment and the impressive strength of the US equity markets as reasons for attempting to moderate US economic growth before inflationary price increases are realized. By mid-January 2000, US Treasury bond yields rose 60 basis points (0.60%) to 6.75%. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose approximately 20 basis points to 6.35%.

Since mid-January, fixed-income markets have largely ignored strong economic fundamentals and concentrated on very positive technical supply factors. Declining bond issuance, both current, and more importantly, expected future issuance, helped push bond yields lower from mid-January to mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the number of issues to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses would allow the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer-term maturity sector. Both these actions would result in a significant reduction in the outstanding supply of long-term US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined over 100 basis points to 5.67%. However, bond yields rose somewhat during the last two weeks of the period as economic statistics were released, indicating that the economic strength seen in late 1999 was continuing into early 2000. The decline in long-term US Treasury bond yields resulted in an inverted taxable yield curve as short-term and intermediate-term interest rates have not fallen proportionately since the Federal Reserve Board is expected to continue to raise short-term interest rates. The current inversion has had much more to do with debt reduction and Treasury buybacks than with investor expectations of slower economic growth. Over the last six months, long-term US Treasury bond yields have fallen almost 20 basis points to close the six-month period ended April 30, 2000 at 5.96%.

Tax-exempt bond yields have also declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Since their recent peak in January 2000, long-term municipal bond yields declined over 25 basis points to finish the six-month period ended April 30, 2000 at 6.07%. During the last six months, municipal bond yields declined just 10 basis points overall.

The relative underperformance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. Over the last year, $203 billion in new long-term municipal securities was issued, a decline of almost 25% compared to the same period a year earlier. For the six months ended April 30, 2000, approximately $90 billion in new tax-exempt bonds was underwritten, a decline of more than 25% compared to the same period in 1999. Although investors received over $30 billion in coupon payments, bond maturities, and the proceeds from early bond redemptions, coupled with the highest municipal bond yields in three years, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Over the last four months, tax-exempt mutual funds have had net redemptions of more than $8 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90% found other asset classes even more attractive. Even with a favorable supply position, tax-exempt municipal bond yields have underperformed their taxable counterparts.

Any significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board should eventually slow US economic growth. The recent declines in US home sales are perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for eventual improvement in municipal bond prices.

Portfolio Strategy

For the six months ended April 30, 2000, we managed the Fund with the intent of sustaining an attractive level of tax-exempt income. Our strategy for the Fund was to remain invested in the highest-yielding bonds that could be purchased without sacrificing the credit quality of the Fund as well as to maintain a neutral portfolio structure. We accomplished this by purchasing higher coupon bonds in the 10-year-15-year maturity range and selling lower coupon bonds in the 20-year-30-year maturity range. These transactions were accomplished with a minimal forfeit in yield. This strategy proved advantageous throughout the period because although the market experienced interest rate volatility, the Fund was able to increase its income without being subjected to broad swings in volatility.

The Fund's cost of borrowing increased somewhat in recent months as short-term tax-exempt interest rates rose along with the adjustment evident in the taxable market. Long-term tax exempt interest rates have actually declined modestly, causing


                                     2 & 3

                      MuniYield California Insured Fund II, Inc., April 30, 2000

the municipal yield curve to flatten. While this flattening has reduced the incremental yield enhancement resulting from leveraging the Fund's Common Stock, it is important to note that in contrast to the inverted shape of the US Treasury yield curve, the municipal yield curve remained positively sloped. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Looking ahead, we believe that interest rates will be volatile until the markets regain confidence that the Federal Reserve Board has inflation under control. Within this environment, we anticipate that there will be opportunities to purchase bonds at attractive levels that will enhance the Fund's return when interest rates return to lower levels. In the meantime, we expect to maintain our neutral position and purchase longer-duration bonds when interest rates rise to levels that are not consistent with current economic activity.

In Conclusion

We appreciate your ongoing interest in MuniYield California Insured Fund II, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and Portfolio Manager

May 30, 2000

PROXY RESULTS

During the six-month period ended April 30, 2000, MuniYield California Insured Fund II, Inc.'s Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on April 27, 2000. The description of each proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------------------
                                                                                    Shares Voted       Shares Withheld
                                                                                        For              From Voting
----------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:          Terry K. Glenn                   12,083,071            250,155
                                                    James H. Bodurtha                12,083,071            250,155
                                                    Herbert I. London                12,083,071            250,155
                                                    Roberta Cooper Ramo              12,083,071            250,155
                                                    Arthur Zeikel                    12,083,071            250,155

----------------------------------------------------------------------------------------------------------------------
                                                                           Shares Voted  Shares Voted   Shares Voted
                                                                               For          Against        Abstain
----------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                        12,062,622       48,544        222,060
----------------------------------------------------------------------------------------------------------------------

During the six-month period ended April 30, 2000, MuniYield California Insured Fund II, Inc.'s Preferred Stock shareholders (Series A, B and C) voted on the following proposals. The proposals were approved at a shareholders' meeting on April 27, 2000. The description of each proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------------------
                                                                                    Shares Voted       Shares Withheld
                                                                                        For              From Voting
----------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Terry K. Glenn,
   James H. Bodurtha, Herbert I. London, Joseph L. May,
   Andre F. Perold, Roberta Cooper Ramo and Arthur Zeikel as follows:
                                                    Series A                         1,621                 28
                                                    Series B                         1,335                  1
                                                    Series C                         1,207                  0

----------------------------------------------------------------------------------------------------------------------
                                                                           Shares Voted  Shares Voted   Shares Voted
                                                                               For          Against        Abstain
----------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the
Fund's independent auditors for the current fiscal year as follows:
                                                    Series A                1,649            0             0
                                                    Series B                1,336            0             0
                                                    Series C                1,207            0             0
----------------------------------------------------------------------------------------------------------------------


                                     4 & 5

                      MuniYield California Insured Fund II, Inc., April 30, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P       Moody's     Face
Ratings   Ratings    Amount     Issue                                                                                        Value
====================================================================================================================================
California--94.8%

AAA       Aaa       $ 3,500     ABAG Finance Authority for Nonprofit Corporations, California, COP (Children's Hospital
                                Medical Center), 6% due 12/01/2029 (a)                                                      $  3,541
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,110     ABC, California, Unified School District, GO, Series A, 4.75% due 8/01/2022 (d)                1,784
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,000     Alameda County, California, Water District Revenue Refunding Bonds, 4.75% due 6/01/2020 (i)    2,581
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,985     Arcadia, California, Unified School District, GO, Series B, 6.50% due 7/01/2015 (c)            2,106
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,675     Bakersfield, California, COP, Refunding (Convention Center Expansion Project),
                                5.80% due 4/01/2017 (i)                                                                        3,731
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,450     Big Bear Lake, California, Water Revenue Refunding Bonds, 6% due 4/01/2015 (i)                 1,554
------------------------------------------------------------------------------------------------------------------------------------
                                California Community College Financing Authority, Lease Revenue Bonds, Series A (i):
AAA       Aaa         3,215       5.95% due 12/01/2022                                                                         3,249
AAA       Aaa         1,100       6% due 12/01/2029                                                                            1,113
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa         6,000     California Educational Facilities Authority Revenue Bonds, RITR, AMT, Series 37,
                                5.47% due 4/01/2028 (a)(k)                                                                     5,269
------------------------------------------------------------------------------------------------------------------------------------
                                California Educational Facilities Authority, Revenue Refunding Bonds:
NR*       Aa1         3,000       (Claremont McKenna College), 5% due 11/01/2029                                               2,595
NR*       Aa2         2,750       RIB, Series 147, 5.79% due 10/01/2027 (k)                                                    2,512
------------------------------------------------------------------------------------------------------------------------------------
                                California HFA, Home Mortgage Revenue Bonds, AMT:
AAA       Aaa         1,420       Series E, 6.15% due 8/01/2025 (i)                                                            1,414
AA-       Aa2         2,555       Series F-1, 7% due 8/01/2026 (d)                                                             2,624
------------------------------------------------------------------------------------------------------------------------------------
A+        Aa2         3,750     California HFA, Revenue Bonds, RIB, AMT, Series B-2, 8.483% due 8/01/2023 (d)(k)               3,938
------------------------------------------------------------------------------------------------------------------------------------
                                California Health Facilities Finance Authority Revenue Bonds (Kaiser Permanente), RIB (g)(k):
AAA       NR*         8,750       Series 26, 5.765% due 6/01/2022                                                              7,953
NR*       Aaa         6,625       Series 152, 5.79% due 6/01/2022                                                              6,022
------------------------------------------------------------------------------------------------------------------------------------
A1+       VMIG1+        300     California Health Facilities Finance Authority, Revenue Refunding Bonds (Adventist
                                Hospital), VRDN, Series C, 5.45% due 9/01/2015 (i)(l)                                            300
------------------------------------------------------------------------------------------------------------------------------------
                                California Pollution Control Financing Authority, PCR, Refunding (Pacific Gas and
                                Electric), VRDN (l):
A1+       NR*           400       AMT, Series C, 5.45% due 11/01/2026                                                            400
A1+       NR*           500       Series C, 6.15% due 11/01/2026                                                                 500
A1+       NR*           800       Series D, 6.10% due 11/01/2026                                                                 800
A1+       VMIG1+      9,600       Series E, 6.15% due 11/01/2026                                                               9,600
------------------------------------------------------------------------------------------------------------------------------------
                                California Pollution Control Financing Authority, PCR, Refunding (Southern California
                                Edison Company), VRDN (l):
A1        VMIG1+      3,600       Series A, 6.15% due 2/28/2008                                                                3,600
A1        P1          1,600       Series C, 6.15% due 2/28/2008                                                                1,600
A1        P1          5,000       Series D, 6.15% due 2/28/2008                                                                5,000
------------------------------------------------------------------------------------------------------------------------------------
A1+       VMIG1+      1,000     California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds
                                (Shell Oil Company--Martinez Project), VRDN, AMT, Series A, 6.15% due 10/01/2024 (l)           1,000
------------------------------------------------------------------------------------------------------------------------------------
                                California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds
                                (Mortgage-Backed Securities Program), AMT:
AAA       NR*         3,345       Series A, 6.35% due 12/01/2029 (e)(f)                                                        3,463
AAA       NR*         5,000       Series A, 5.40% due 12/01/2030 (f)                                                           4,580
NR*       Aaa         1,000       Series A-1, 6.90% due 12/01/2024 (e)(h)                                                      1,050
AAA       NR*         3,565       Series B, 6.25% due 12/01/2031 (f)                                                           3,580
------------------------------------------------------------------------------------------------------------------------------------
                                California State, GO:
AAA       Aaa        18,000       6.25% due 10/01/2019 (i)                                                                    18,983
AAA       Aaa         4,000       4.50% due 12/01/2021 (c)                                                                     3,266
AAA       Aaa        17,500       4.50% due 12/01/2024 (c)                                                                    14,051
------------------------------------------------------------------------------------------------------------------------------------
                                California State Public Works Board, Lease Revenue Refunding Bonds (i):
AAA       Aaa         2,230       (California Community College), Series D, 5.375% due 3/01/2013                               2,236
AAA       Aaa         8,675       (Department of Corrections), Series B, 5.625% due 11/01/2016                                 8,748
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,375     California State University and Colleges, Housing System Revenue Refunding Bonds,
                                5.90% due 11/01/2021 (c)                                                                       2,394
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,500     California Statewide Communities Development Authority, COP (Kaiser Permanente),
                                5.30% due 12/01/2015 (g)                                                                       5,343
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa         3,520     California Statewide Communities Development Authority, Revenue Refunding Bonds, RIB,
                                Series 151, 5.79% due 8/01/2011 (a)(k)                                                         3,692
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,200     Calleguas--Las Virgines, California, Public Financing Authority, Installment Purchase
                                Revenue Refunding Bonds (Las Virgenes Municipal Water District), 5% due 11/01/2023 (g)         1,057
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         4,600     Ceres, California, Redevelopment Agency, Tax Allocation Bonds (Ceres Redevelopment
                                Project Area No. 1), 5.75% due 11/01/2030 (i)                                                  4,522
------------------------------------------------------------------------------------------------------------------------------------
                                Coalinga, California, Public Financing Authority, Local Obligation Revenue Refunding
                                Bonds, Senior Lien, Series A (a):
AAA       Aaa           495       5.75% due 9/15/2015                                                                            518
AAA       Aaa         1,270       6% due 9/15/2018                                                                             1,350
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        10,480     Contra Costa County, California, COP, Refunding (Merrithew Memorial Hospital Project),
                                5.375% due 11/01/2017 (i)                                                                     10,151
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,450     Corona, California, Public Financing Authority, Water Revenue Refunding Bonds,
                                4.75% due 9/01/2023 (c)                                                                        4,582
------------------------------------------------------------------------------------------------------------------------------------
                                Fontana, California, Redevelopment Agency, Tax Allocation Refunding Bonds (Southwest
                                Industrial Park Project) (i):
AAA       Aaa         2,060       4.75% due 9/01/2026                                                                          1,719
AAA       Aaa         5,795       5.20% due 9/01/2030                                                                          5,202
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,500     Fresno, California, Sewer Revenue Bonds, Series A-1, 5.25% due 9/01/2019 (a)                   2,392
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniYield California Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDR       Industrial Development Revenue Bonds
INFLOS    Inverse Floating Rate Municipal Bonds
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
VRDN      Variable Rate Demand Notes


                                      6 & 7

                      MuniYield California Insured Fund II, Inc., April 30, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P       Moody's     Face
Ratings   Ratings    Amount     Issue                                                                                        Value
====================================================================================================================================
California (continued)

AAA       Aaa       $ 2,545     Imperial Irrigation District, California, Electric Revenue
                                Refunding Bonds, 5% due 11/01/2018 (i)                                                      $  2,305
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,500     Los Angeles, California, Airports Department, Airport Revenue Bonds (Ontario International
                                Airport), AMT, Series A, 6% due 5/15/2017 (c)                                                  2,540
------------------------------------------------------------------------------------------------------------------------------------
                                Los Angeles, California, Community Redevelopment Agency, Tax Allocation Refunding Bonds
                                (Bunker Hill), Series H (g):
AAA       Aaa         1,500       6.50% due 12/01/2015                                                                         1,595
AAA       Aaa         3,500       6.50% due 12/01/2016                                                                         3,717
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        19,200     Los Angeles, California, Department of Water and Power, Electric Plant Revenue Bonds,
                                5.50% due 6/15/2025 (g)                                                                       18,368
------------------------------------------------------------------------------------------------------------------------------------
                                Los Angeles, California, Department of Water and Power, Electric Plant Revenue
                                Refunding Bonds:
A+        Aa3         3,400       5.50% due 2/15/2014                                                                          3,393
A+        Aa3         3,000       6% due 2/15/2016                                                                             3,054
A+        Aa3         2,000       5.875% due 2/15/2020                                                                         2,000
A+        Aa3         2,500       6% due 2/15/2030                                                                             2,502
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa         7,000     Los Angeles, California, Harbor Department Revenue Bonds, RITR, AMT, Series RI-7,
                                6.845% due 11/01/2026 (i)(k)                                                                   7,324
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,000     Los Angeles, California, Unified School District, GO, Series C, 5.50% due 7/01/2012 (i)        3,070
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,930     Los Angeles, California, Wastewater System Revenue Refunding Bonds, Series C, 4% due
                                6/01/2016 (i)                                                                                  2,359
------------------------------------------------------------------------------------------------------------------------------------
                                Los Angeles County, California, Metropolitan Transportation Authority, Sales Tax Revenue
                                Refunding Bonds:
AAA       Aaa         4,425       Proposition A--First Tier, Senior Series C, 5% due 7/01/2026 (a)                             3,870
AAA       Aaa         5,000       Proposition C, Second Series, Series A, 4.75% due 7/01/2026 (g)                              4,174
------------------------------------------------------------------------------------------------------------------------------------
AA        Aa2           500     Los Gatos--Saratoga, California, Joint Union High School District, GO, Series A, 4.375%
                                due 10/01/2023                                                                                   394
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,500     M-S-R Public Power Agency, California, Revenue Refunding Bonds (San Juan Project), Series
                                D, 6.75% due 7/01/2020 (b)(i)                                                                  1,659
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,200     Madera, California, Redevelopment Agency, Tax Allocation Bonds (Tax Allocation
                                Redevelopment Project), 4.75% due 9/01/2028 (g)                                                1,850
------------------------------------------------------------------------------------------------------------------------------------
AAA       NR*         1,500     Madera County, California, COP, Refunding (Valley Children's Hospital Project),
                                4.75% due 3/15/2018 (i)                                                                        1,311
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000     Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Series A,
                                5% due 7/01/2030 (i)                                                                           1,730
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         4,960     Modesto, California, Public Financing Authority, Lease Revenue Refunding Bonds
                                (Capital Improvements and Refinancing Project), 4.75% due 9/01/2024 (a)                        4,160
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000     Natomas, California, Unified School District, GO, Refunding, 5.25% due 9/01/2016 (c)           1,928
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,000     Oakland, California, Redevelopment Agency, Tax Allocation Refunding Bonds, INFLOS,
                                7.661% due 9/01/2019 (i)(k)                                                                      995
------------------------------------------------------------------------------------------------------------------------------------
                                Oakland, California, State Building Authority, Lease Revenue Bonds (Elihu M. Harris),
                                Series A (a):
AAA       Aaa         2,000       5.50% due 4/01/2011                                                                          2,058
AAA       Aaa         3,295       5.50% due 4/01/2014                                                                          3,328
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,360     Orchard, California, School District, GO, Series A, 6.50% due 8/01/2005 (c)(j)                 2,583
------------------------------------------------------------------------------------------------------------------------------------
A+        A1          2,000     Pasadena, California, COP, Refunding (Old Pasadena Parking Facility Project),
                                6.25% due 1/01/2018                                                                            2,150
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         7,500     Pioneers Memorial Hospital District, California, GO, Refunding, 6.50% due 10/01/2024 (a)       7,987
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,000     Port Oakland, California, RITR, AMT, Class R, Series 5, 6.42% due 11/01/2012 (c)(k)            5,208
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,755     Poway, California, Unified School District, Special Tax Refunding Bonds (Community
                                Facilities District No. 1), 4.75% due 10/01/2023 (i)                                           3,156
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa         2,250     Riverside County, California, Asset Leasing Corporation, Leasehold Revenue Refunding
                                Bonds, RIB, Series 148, 6.19% due 6/01/2016 (i)(k)                                             2,278
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,000     Roseville, California, Special Tax Refunding Bonds (Community Facilities District
                                1-Northwest), 4.75% due 9/01/2020 (g)                                                          4,297
------------------------------------------------------------------------------------------------------------------------------------
A+        A1          4,100     Sacramento, California, City Financing Authority, Lease Revenue Refunding Bonds, Series
                                B, 5.40% due 11/01/2020                                                                        3,952
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,000     San Diego, California, IDR, Refunding (San Diego Gas & Electric Company), Series C,
                                5.90% due 9/01/2018 (g)                                                                        5,060
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,500     San Diego, California, Public Facilities Financing Authority, Sewer Revenue Bonds, Series
                                B, 5% due 5/15/2029 (c)                                                                        1,300
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,200     San Diego County, California, COP (Salk Institute for Bio Studies), 5.75% due 7/01/2031 (i)    5,114
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,500     San Diego County, California, Water Authority, COP, Series A, 4.75% due 5/01/2028 (c)          1,236
------------------------------------------------------------------------------------------------------------------------------------
                                San Francisco, California, City and County Airport Commission, International Airport
                                Revenue Bonds, Second Series:
AAA       Aaa         3,500       AMT, Issue 5, 6.50% due 5/01/2019 (c)                                                        3,680
AAA       Aaa         3,000       AMT, Issue 6, 6.50% due 5/01/2018 (a)                                                        3,160
AAA       Aaa         2,000       AMT, Issue 6, 6.60% due 5/01/2020 (a)                                                        2,119
AAA       Aaa         2,500       AMT, Issue 22, 4.75% due 5/01/2023 (a)                                                       2,056
AAA       Aaa         3,000       Issue 12-B, 5.625% due 5/01/2021 (c)                                                         2,947
------------------------------------------------------------------------------------------------------------------------------------
                                San Francisco, California, City and County Airport Commission, International Airport
                                Revenue Refunding Bonds, Second Series, Issue 20 (i):
AAA       Aaa         5,000       4.50% due 5/01/2013                                                                          4,501
AAA       Aaa         6,000       4.50% due 5/01/2026                                                                          4,802
------------------------------------------------------------------------------------------------------------------------------------
                                San Francisco, California, City and County Redevelopment Agency, Lease Revenue Refunding
                                Bonds (George R. Moscone Convention Center) (g):
AAA       Aaa         2,800       6.75% due 7/01/2015                                                                          3,015
AAA       Aaa         3,050       6.75% due 7/01/2024                                                                          3,280
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,170     San Francisco State University, California, Revenue Bonds (Student Union), Series B,
                                4.20% due 11/01/2023 (i)                                                                       2,445
------------------------------------------------------------------------------------------------------------------------------------
                                San Mateo County, California, Joint Powers Authority, Lease Revenue Refunding Bonds
                                (Capital Projects Program):
AAA       Aaa         2,450       5.125% due 7/01/2018 (i)                                                                     2,313
AAA       Aaa         4,250       Series A, 4.75% due 7/15/2023 (g)                                                            3,575
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,600     San Mateo County, California, Transportation District, Sales Tax Revenue Refunding Bonds,
                                Series A, 5.25% due 6/01/2019 (i)                                                              1,531
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,430     Santa Ana, California, Financing Authority, Lease Revenue Bonds (Police Administration
                                and Holding Facility), Series A, 6.25% due 7/01/2024 (i)                                       3,648
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,500     Santa Clara County, California, Financing Authority, Lease Revenue Bonds (VMC Facility
                                Replacement Project), Series A, 7.75% due 11/15/2011 (a)                                       3,063
------------------------------------------------------------------------------------------------------------------------------------


                                      8 & 9

                      MuniYield California Insured Fund II, Inc., April 30, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P       Moody's     Face
Ratings   Ratings    Amount     Issue                                                                                        Value
====================================================================================================================================
California (concluded)

AAA       Aaa       $ 1,310     Tustin, California, Public Financing Authority Revenue Bonds (Tustin Ranch), Series D,
                                5.25% due 9/02/2013 (g)                                                                     $  1,296
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,500     Tustin, California, Unified School District, Special Tax Refunding Bonds (Community
                                Facilities District No. 88-1), 4.50% due 9/01/2024 (g)                                         4,433
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,500     Walnut, California, Public Financing Authority, Tax Allocation Revenue Refunding Bonds
                                (Walnut Improvement Project), 6.50% due 9/01/2022 (i)                                          1,577
====================================================================================================================================
Puerto Rico--3.6%

NR*       Aaa         5,000     Puerto Rico Municipal Finance Agency, RIB, GO, Series 225, 6.29% due 8/01/2012 (g)(k)          5,454
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         8,750     Puerto Rico Public Buildings Authority Revenue Bonds (Government Facilities), Series B,
                                5% due 7/01/2027 (a)                                                                           7,679
====================================================================================================================================
Total Investments (Cost--$375,782)--98.4%                                                                                    368,244
Other Assets Less Liabilities--1.6%                                                                                            6,026
                                                                                                                            --------
Net Assets--100.0%                                                                                                          $374,270
                                                                                                                            ========
====================================================================================================================================

(a) AMBAC Insured.
(b) Escrowed to maturity.
(c) FGIC Insured.
(d) FHA Insured.
(e) FHLMC Collateralized.
(f) FNMA/GNMA Collateralized.
(g) FSA Insured.
(h) GNMA Collateralized.
(i) MBIA Insured.
(j) Prerefunded.
(k) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2000.
(l) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2000.
  * Not Rated.
  + Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

================================================================================
Quality Profile

The quality ratings of securities in the Fund as of April 30, 2000 were as follows:

--------------------------------------------------------------------------------
                                                             Percent of
S&P Rating/Moody's Rating                                    Net Assets
--------------------------------------------------------------------------------
AAA/Aaa.................................................       84.5%
AA/Aa...................................................        6.2
A/A.....................................................        1.6
Other+..................................................        6.1
--------------------------------------------------------------------------------

+ Temporary investments in short-term municipal securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of April 30, 2000
=======================================================================================================================
Assets:        Investments, at value (identified cost--$375,781,930) ................                      $368,243,895
               Receivables:
                  Interest ..........................................................    $   6,401,855
                  Securities sold ...................................................        1,202,598        7,604,453
                                                                                         -------------
               Prepaid expenses and other assets ....................................                           193,724
                                                                                                           ------------
               Total assets .........................................................                       376,042,072
                                                                                                           ------------
=======================================================================================================================
Liabilities:   Payables:
                  Custodian bank ....................................................        1,301,897
                  Dividends to shareholders .........................................          244,415
                  Investment adviser ................................................          145,510        1,691,822
                                                                                         -------------
               Accrued expenses and other liabilities ...............................                            80,692
                                                                                                           ------------
               Total liabilities ....................................................                         1,772,514
                                                                                                           ------------
=======================================================================================================================
Net Assets:    Net assets ...........................................................                      $374,269,558
                                                                                                           ============
=======================================================================================================================
Capital:       Capital Stock (200,000,000 shares authorized):
                  Preferred Stock, par value $.10 per share (5,200 shares of AMPS*
                  issued and outstanding at $25,000 per share liquidation preference)                      $130,000,000
                  Common Stock, par value $.10 per share (18,344,946 shares issued
                  and outstanding) ..................................................    $   1,834,495
               Paid-in capital in excess of par .....................................      263,550,257
               Undistributed investment income--net .................................        2,359,864
               Accumulated realized capital losses on investments--net ..............       (9,467,291)
               Accumulated distributions in excess of realized capital gains on
               investments--net .....................................................       (6,469,732)
               Unrealized depreciation on investments--net ..........................       (7,538,035)
                                                                                         -------------
               Total--Equivalent to $13.32 net asset value per Common Stock
               (market price--$12.75) ...............................................                       244,269,558
                                                                                                           ------------
               Total capital ........................................................                      $374,269,558
                                                                                                           ============
=======================================================================================================================

            *Auction Market Preferred Stock.

            See Notes to Financial Statements.


                                    10 & 11

                      MuniYield California Insured Fund II, Inc., April 30, 2000

STATEMENT OF OPERATIONS

                             For the Six Months Ended April 30, 2000
==================================================================================================================
Investment                   Interest and amortization of premium and discount
Income:                      earned ................................................                 $ 10,489,912
==================================================================================================================
Expenses:                    Investment advisory fees ...............................    $927,366
                             Commission fees ........................................     164,629
                             Professional fees ......................................      41,099
                             Accounting services ....................................      37,208
                             Transfer agent fees ....................................      36,127
                             Listing fees ...........................................      14,145
                             Printing and shareholder reports .......................      12,980
                             Directors' fees and expenses ...........................      12,232
                             Custodian fees .........................................      11,239
                             Pricing fees ...........................................       7,755
                             Other ..................................................      13,117
                                                                                         --------
                             Total expenses .........................................                   1,277,897
                                                                                                     ------------
                             Investment income--net .................................                   9,212,015
                                                                                                     ------------
==================================================================================================================
Realized &                   Realized loss on investments--net ......................                  (9,467,291)
Unrealized                   Change in unrealized depreciation on investments--net ..                  13,174,460
Gain (Loss) on                                                                                       ------------
Investments--Net:            Net Increase in Net Assets Resulting from Operations ...                $ 12,919,184
                                                                                                     ============
==================================================================================================================

                             See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       For the Six          For the
                                                                       Months Ended       Year Ended
                  Increase (Decrease) in Net Assets:                  April 30, 2000    Oct. 31, 1999
======================================================================================================
Operations:       Investment income--net ........................    $   9,212,015     $  18,738,440
                  Realized loss on investments--net .............       (9,467,291)       (1,192,946)
                  Change in unrealized appreciation/depreciation
                  on investments--net ...........................       13,174,460       (42,458,713)
                                                                     -------------     -------------
                  Net increase (decrease) in net assets resulting
                  from operations ...............................       12,919,184       (24,913,219)
                                                                     -------------     -------------
======================================================================================================
Dividends &       Investment income--net:
Distributions to     Common Stock ...............................       (7,391,179)      (15,883,092)
Shareholders:        Preferred Stock ............................       (2,231,156)       (2,691,092)
                  Realized gain on investments--net:
                     Common Stock ...............................               --        (6,023,067)
                     Preferred Stock ............................               --        (1,039,332)
                  In excess of realized gain on investments--net:
                     Common Stock ...............................               --        (5,515,839)
                     Preferred Stock ............................               --          (951,806)
                                                                     -------------     -------------
                  Net decrease in net assets resulting from
                  dividends and distributions to shareholders ...       (9,622,335)      (32,104,228)
                                                                     -------------     -------------
======================================================================================================
Capital Stock     Value of shares issued to Common Stock
Transactions:     shareholders in reinvestment of dividends
                  and distributions .............................               --         4,321,286
                                                                     -------------     -------------
======================================================================================================
Net Assets:       Total increase (decrease) in net assets .......        3,296,849       (52,696,161)
                  Beginning of period ...........................      370,972,709       423,668,870
                                                                     -------------     -------------
                  End of period* ................................    $ 374,269,558     $ 370,972,709
                                                                     =============     =============
======================================================================================================
                  *Undistributed investment income--net .........    $   2,359,864     $   2,770,184
                                                                     =============     =============
======================================================================================================

                  See Notes to Financial Statements.


                                    12 & 13

                      MuniYield California Insured Fund II, Inc., April 30, 2000

FINANCIAL HIGHLIGHTS

                      The following per share data and ratios
                      have been derived from information         For the Six
                      provided in the financial statements.      Months Ended             For the Year Ended October 31,
                                                                   April 30,      ---------------------------------------------
                      Increase (Decrease) in Net Asset Value:        2000           1999         1998         1997         1996
====================================================================================================================================
Per Share             Net asset value, beginning of period .....   $  13.14       $  16.25     $  15.70     $  15.04      $  14.92
                                                                   --------       --------     --------     --------      --------
Operating             Investment income--net ...................        .50           1.03         1.08         1.10          1.10
Performance:          Realized and unrealized gain (loss) on
                      investments--net .........................        .20          (2.37)         .63          .68           .13
                                                                   --------       --------     --------     --------      --------
                      Total from investment operations .........        .70          (1.34)        1.71         1.78          1.23
                                                                   --------       --------     --------     --------      --------
                      Less dividends and distributions to Common
                      Stock shareholders:
                        Investment income--net .................       (.40)          (.87)        (.86)        (.88)         (.87)
                        Realized gain on investments--net ......         --           (.33)        (.05)          --++++        --
                        In excess of realized gain on
                        investments--net .......................         --           (.31)          --           --            --
                                                                   --------       --------     --------     --------      --------
                      Total dividends and distributions to
                      Common Stock shareholders ................       (.40)         (1.51)        (.91)        (.88)         (.87)
                                                                   --------       --------     --------     --------      --------
                      Capital charge resulting from issuance of
                      Common Stock .............................         --             --           --         (.01)           --
                                                                   --------       --------     --------     --------      --------
                      Effect of Preferred Stock activity:++
                        Dividends and distributions to Preferred
                        Stock shareholders:
                        Investment income--net ...............         (.12)          (.15)        (.20)        (.23)         (.24)
                        Realized gain on investments--net ....           --           (.06)        (.05)          --++++        --
                        In excess of realized gain on
                        investments--net .....................           --           (.05)          --           --            --
                                                                   --------       --------     --------     --------      --------
                      Total effect of Preferred Stock activity .       (.12)          (.26)        (.25)        (.23)         (.24)
                                                                   --------       --------     --------     --------      --------
                      Net asset value, end of period ...........   $  13.32       $  13.14     $  16.25     $  15.70      $  15.04
                                                                   ========       ========     ========     ========      ========
                      Market price per share, end of period ....   $  12.75       $12.6875     $16.0625     $15.0625      $ 14.125
                                                                   ========       ========     ========     ========      ========
====================================================================================================================================
Total Investment      Based on market price per share ..........       3.77%+++     (12.83%)      13.04%       13.20%        14.52%
Return:**                                                          ========       ========     ========     ========      ========
                      Based on net asset value per share .......       4.67%+++     (10.76%)       9.72%       10.82%         7.26%
                                                                   ========       ========     ========     ========      ========
====================================================================================================================================
Ratios Based on       Total expenses*** ........................       1.06%*         1.02%         .96%        1.00%         1.02%
Average Net Assets                                                 ========       ========     ========     ========      ========
Of Common Stock:      Total investment income--net*** ..........       7.61%*         6.86%        6.84%        7.35%         7.35%
                                                                   ========       ========     ========     ========      ========
                      Amount of dividends to Preferred Stock
                      shareholders .............................       1.84%*          .98%        1.27%        1.52%         1.62%
                                                                   ========       ========     ========     ========      ========
                      Investment income--net, to Common Stock
                      shareholders .............................       5.77%*         5.88%        5.57%        5.83%         5.73%
                                                                   ========       ========     ========     ========      ========
====================================================================================================================================
Ratios Based on       Total expenses ...........................        .69%*          .69%         .66%         .68%          .69%
Total Average Net                                                  ========       ========     ========     ========      ========
Assets:***+           Total investment income--net .............       4.96%*         4.65%        4.72%        4.97%         4.99%
                                                                   ========       ========     ========     ========      ========
====================================================================================================================================
Ratios Based on       Dividends to Preferred Stock shareholders        3.44%*         2.08%        2.80%        3.20%         3.43%
Average Net Assets                                                 ========       ========     ========     ========      ========
Of Preferred Stock:
====================================================================================================================================
Supplemental          Net assets, net of Preferred Stock, end of
Data:                 period (in thousands) ....................   $244,270       $240,973     $293,669     $283,661      $190,653
                                                                   ========       ========     ========     ========      ========
                      Preferred Stock outstanding, end of period
                      (in thousands) ...........................   $130,000       $130,000     $130,000     $130,000      $ 90,000
                                                                   ========       ========     ========     ========      ========
                      Portfolio turnover .......................      48.95%         86.51%      103.93%       85.35%       119.52%
                                                                   ========       ========     ========     ========      ========
====================================================================================================================================
Leverage:             Asset coverage per $1,000 ................   $  2,879       $  2,854     $  3,259     $  3,182      $  3,118
                                                                   ========       ========     ========     ========      ========
====================================================================================================================================
Dividends Per Share   Series A--Investment income--net .........   $    456       $    493     $    734     $    809      $    870
On Preferred Stock                                                 ========       ========     ========     ========      ========
Outstanding:          Series B--Investment income--net .........   $    398       $    555     $    672     $    821      $    844
                                                                   ========       ========     ========     ========      ========
                      Series C--Investment income--net .........   $    434       $    503     $    697     $    574            --
                                                                   ========       ========     ========     ========      ========
====================================================================================================================================

                      * Annualized.
                     ** Total investment returns based on market value, which
                        can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                    *** Do not reflect the effect of dividends to Preferred
                        Stock shareholders.
                      + Includes Common and Preferred Stock average net assets.
                     ++ The Fund's Preferred Stock was issued on November 30,
                        1992 (Series A and B) and January 27, 1997 (Series C).
                    +++ Aggregate total investment return.
                   ++++ Amount is less than $.01 per share.

                        See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield California Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MCA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing


                                    14 & 15

                      MuniYield California Insured Fund II, Inc., April 30, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due to primarily differing tax treatments for future transactions.

(f) Custodian Bank--The Fund recorded an amount payable to the Custodian Bank reflecting an overnight overdraft which resulted from management estimates of available cash.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2000 were $169,023,272 and $175,162,038, respectively.

Net realized losses for the six months ended April 30, 2000 and net unrealized losses as of April 30, 2000 were as follows:

--------------------------------------------------------------------------------
                                         Realized      Unrealized
                                          Losses         Losses
--------------------------------------------------------------------------------
Long-term investments ..............   $(9,089,173)   $(7,538,035)
Financial futures contracts ........      (378,118)            --
                                       -----------    -----------
Total ..............................   $(9,467,291)   $(7,538,035)
                                       ===========    ===========
--------------------------------------------------------------------------------

As of April 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $7,538,035, of which $4,694,076 related to appreciated securities and $12,232,111 related to depreciated securities. The aggregate cost of investments at April 30, 2000 for Federal income tax purposes was $375,781,930.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 2000 remained constant and during the year ended October 31, 1999 increased by 277,909 as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2000 were as follows: Series A, 3.85%; Series B, 4.50%; and Series C, 3.90%.

Shares issued and outstanding during the six months ended April 30, 2000 and during the year ended October 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $53,297 as commissions.

5. Capital Loss Carryforward:

At October 31, 1999, the Fund had a net capital loss carryforward of approximately $4,997,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On May 5, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.067300 per share, payable on May 30, 2000 to shareholders of record as of May 16, 2000.


                                    16 & 17

                      MuniYield California Insured Fund II, Inc., April 30, 2000

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

--------------------------------------------------------------------------------
Robert R. Martin, Director of MuniYield California Insured Fund II, Inc. has recently retired. The Fund's Board of Directors wishes Mr. Martin well in his retirement.
--------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MCA


                                    18 & 19

MuniYield California Insured Fund II, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and California income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield California Insured Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield California
Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16388--4/00

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